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                                                                       EXHIBIT 3

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COMMON STOCK                         [LOGO]                      COMMON STOCK
   NUMBER                     L.A. T SPORTSWEAR, INC.                 SHARES

INCORPORATED UNDER THE LAWS                               CUSIP 501733 10 9 -06-
 OF THE STATE OF GEORGIA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT

IS THE OWNER OF

COUNTERSIGNED:

BY     TRUST COMPANY BANK
       (Atlanta, Georgia)   Transfer Agent And Registrar

                                   Authorized Signature

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF
  L.A. T SPORTSWEAR, INC., transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate of stock.

                              CERTIFICATE OF STOCK




Dated:

         /s/ David B. Dermer         [SEAL]                /s/ Isador E. Mitzner
              Secretary                                                President
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                            L.A. T SPORTSWEAR, INC.

         The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common       UNIF GIFT MIN ACT-_________Custodian_______
TEN ENT- as tenants by the entireties                  (Cust)            (Minor)
 JT TEN- as joint tenants with
         right of survivorship and                 under Uniform Gifts to Minors
         not as tenants in common                  Act__________________________
                                                                  (State)

       Additional abbreviations may also be used though not in the above list.

        For Value received,_____________________hereby sell, assign and transfer units


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and affirm
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Attorney to transfer said stock on the books of the within-named Corporation with full force of substitution in the premises.

 Dated
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                           X________________________________________________

                           X________________________________________________
                            NOTICE- THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURES(S) GUARANTEED:____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                                    NOTHERN BANK NOTE COMPANY

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